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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             Date of Report (earliest event reported):  July 1, 1998





                            Rocky Mountain Internet, Inc.
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                (Exact name of registrant as specified in its charter)




     Delaware                      001-12063                84-1322326
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(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)           Identification No.)



     1099 Eighteenth Street, 30th Floor, Denver, Colorado        80202
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          (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:         (303) 672-0700
                                                   -----------------------------

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       (Former name or former address, if changed since last report.)

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ITEM 2.                 ACQUISITION OR DISPOSITION OF ASSETS.

     (a) On July 1, 1998, Rocky Mountain Internet, Inc. (the "Company") acquired all of the outstanding common stock of Application Methods, Incorporated, a Washington corporation ("Application Methods"), pursuant to the terms of the Merger Agreement dated June 30, 1998 (the "Application Methods Merger Agreement") by and among the Company, RMI Acquisition Subsidiary, Inc., Application Methods, and Ronald M. Stevenson, Gregory A. Brown, and Ronald Nicholl, the Shareholders of Application Methods (collectively, the "Shareholders"). The acquisition was effectuated by way of a merger (the "Application Methods Merger") of RMI Acquisition Subsidiary, Inc., a wholly-owned subsidiary of the Company, with and into Application Methods. The Application Methods Merger became effective on July 1, 1998.
As a result of the Application Methods Merger, Application Methods became a wholly-owned subsidiary of the Company. Pursuant to the Application Methods Merger Agreement, the Shareholders received an aggregate of 286,369 shares of common stock of the Company. On June 30, 1998, the closing price of the Company's common stock was $10.188 per share. The number of shares of the Company's common stock issued to the Shareholders was determined through arm's-length negotiation. There was no material relationship between the parties prior to the Application Methods Merger. A copy of the Application Methods Merger Agreement and a copy of the press release dated July 1, 1998 announcing the Application Methods Merger are attached hereto as Exhibits 2.1 and 99.1, respectively.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

     The following financial statements are filed as a part of this Report:

     (a)  Financial statements of business acquired.

          Financial statements of Application Methods are not included herewith, as it is impracticable to include such financial statements with this Current Report. Such financial statements will be included in an amendment to this Current Report not later than 60 days after the date that this Current Report is required to be filed.

     (b)  Pro forma financial information.

          Pro forma financial information giving effect to the Application Methods Merger is not included herewith, as it is impracticable to include such pro forma financial information with this Current Report. Such pro forma financial information will be included in an amendment to this Current Report not later than 60 days after the date that this Current Report is required to be filed.

     (c)  Exhibits.


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     2.1  Merger Agreement among Rocky Mountain Internet, Inc., RMI Acquisition
Subsidiary, Inc., Application Methods, and Ronald M. Stevenson, Gregory A. Brown, and Ronald Nicholl.

     99.1 News Release dated July 1, 1998 announcing the Application Methods Merger.


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by its behalf by the undersigned hereunto duly authorized.


                                        Rocky Mountain Internet, Inc.
                                        -----------------------------------
                                        (Registrant)

Date:   July 13, 1998                   By:  /s/ Peter J. Kushar
     --------------------                   -------------------------------
                                             Peter J. Kushar, Secretary,
                                             Treasurer, and Chief Financial
                                             Officer



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